December 26, 2007

Supplement

SUPPLEMENT DATED DECEMBER 26, 2007 TO THE PROSPECTUS OF
MORGAN STANLEY VARIABLE INVESTMENT SERIES
THE HIGH YIELD PORTFOLIO
CLASS X and CLASS Y
Dated May 1, 2007

The second, third and fourth paragraphs of the section of the Prospectus entitled ‘‘The Portfolio — Portfolio Management’’ are hereby deleted and replaced with the following:

The Portfolio’s assets are managed within the Taxable Fixed Income team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Henry Choi and Steven K. Kreider, each a Managing Director of the Investment Adviser.

Mr. Choi has been associated with the Investment Adviser in an investment management capacity and began managing the Portfolio since December 2007. Prior to December 2007, Mr. Choi was a portfolio manager at Citibank (May 2006 – October 2007), prior to that he was a portfolio manager at Standard Pacific Capital (April 2003 – April 2005) and prior to that, he was an analyst at Amaranth Advisors (April 2002 – April 2003). Mr. Kreider has been associated with the Investment Adviser in an investment management capacity since February 1988 and began managing the Portfolio in June 2007.

Mr. Choi is the lead portfolio manager of the Portfolio. All team members are responsible for the execution of the overall strategy of the Portfolio.

***

The fourth paragraph of the section of the Prospectus entitled ‘‘The Portfolio — Principal Investment Strategies’’ is hereby deleted and replaced with the following:

The Portfolio may invest in securities of foreign issuers, including issuers located in emerging market countries. Securities of such foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Additionally, the Portfolio will limit its investments in any non-U.S. dollar denominated securities to 30%.

***

The first sentence of the section of the Prospectus entitled ‘‘The Portfolio — Principal Investment Strategies — Other Investments’’ is hereby deleted and replaced with the following:

The Portfolio may also invest in common stocks, asset-backed securities, unit offerings and convertible securities, structured products, mortgage-backed securities, including commercial mortgage-backed securities (‘‘CMBS’’), collateralized mortgage obligations (‘‘CMOs’’) and stripped mortgage-backed securities, and inverse floaters.

***

The following is added to the section of the Prospectus entitled ‘‘The Portfolio — Principal Risks — Foreign Securities’’:

Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the Investment Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting on a sovereign debt that a government does not pay or bankruptcy proceeding by which all or part of the sovereign debt that a government entity has not repaid may be collected.

***

The second sentence of the section of the Prospectus entitled ‘‘The Portfolio — Principal Risks — Other Risks’’ is hereby deleted and replaced with the following:

The Portfolio is subject to other risks from its permissible investments, including the risks associated with its investments in common stocks, asset-backed securities, unit offerings/convertible securities, structured products, mortgage-backed securities, including CMOs, CMBS and stripped mortgage-backed securities, and inverse floaters, forward foreign currency exchange contracts, options and futures, swaps and options on swaps.

***

The following is added to the section of the Prospectus entitled ‘‘The Portfolio — Additional Investment Strategy Information’’:

Mortgage-Backed Securities.    One type of mortgage-backed security in which the Portfolio may invest is a mortgage pass-through security. These securities represent a participation interest in a pool of residential mortgage loans originated by U.S. governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a ‘‘pass-through’’ of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. Mortgage pass-through securities may be collateralized by mortgages with fixed rates of interest or adjustable rates.

***

The following is added to the section of the Prospectus entitled ‘‘The Portfolio — Additional Risk Information’’:

Mortgage-Backed Securities.    Mortgage-backed securities in which the Portfolio may invest have different risk characteristics than traditional debt securities. Although, generally, the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that principal on underlying mortgages may be prepaid at any time, as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Portfolio to invest the proceeds at generally lower interest rates.

Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the Investment Adviser, could reduce the Portfolio’s yield, increase the volatility of the Portfolio and/or cause a decline in net asset value. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities.

The Portfolio may invest in mortgage pass-through securities that are issued or guaranteed by the U.S. government. These securities are either direct obligations of the U.S. government or the issuing agency or instrumentality has the right to borrow from the U.S. Treasury to meet its obligations although it is not legally required to extend credit to the agency or instrumentality. Certain of the U.S. government securities purchased by the Portfolio are not backed by the full faith and credit of the United States and there is a risk that the U.S. government will not provide financial support to these agencies if it is not obligated to do so by law. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

LIT SPT VAR HY 12/07

December 26, 2007

Supplement

SUPPLEMENT DATED DECEMBER 26, 2007 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY VARIABLE INVESTMENT SERIES
CLASS X and CLASS Y
Dated May 1, 2007

The section of the Statement of Additional Information entitled ‘‘V. Investment Advisory and Other Services — F. Fund Management — Other Accounts Managed by the Portfolio Managers — With respect to the High Yield Portfolio’’ is hereby deleted and replaced with the following:

As of April 30, 2007, Steven K. Kreider managed 26 registered investment companies with a total of approximately $29.1 billion in assets; no pooled investment vehicles other than registered investment companies; and 71 other accounts (which include separate accounts managed under certain ‘‘wrap fee programs’’) with a total of approximately $12.8 billion in assets. Of these 71 other accounts, three accounts with a total of approximately $970 million in assets had performance-based fees.

As of December 3, 2007, Henry Choi managed nine registered investment companies with a total of approximately $1.5 million in assets; six pooled investment vehicles other than registered investment companies with a total of approximately $755,200 in assets; and no other accounts.

The section of the Statement of Additional Information entitled ‘‘V. Investment Advisory and Other Services — F. Fund Management — Securities Ownership of Portfolio Managers — With respect to the High Yield Portfolio’’ is hereby deleted and replaced with the following:

As of April 30, 2007, Steven K. Kreider did not own any securities in the Fund.

As of December 3, 2007, Henry Choi did not own any securities in the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.